                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                   Morgan Stanley Emerging Markets Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

    ----------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                   MORGAN STANLEY EMERGING MARKETS FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") will be held on Wednesday, June 5, 1996, at 9:30 A.M. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1. To elect three Class I Directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996.

          3. If properly introduced at the Meeting, to approve or disapprove a stockholder proposal requesting and recommending that the Board of Directors of the Fund take the steps necessary, including amendments of the Fund's existing Charter and/or By-Laws, to ensure that there will be no rights offerings by the Fund at any time in the future.

          4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 26, 1996 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                              VALERIE Y. LEWIS
                                              Secretary

Dated: May 17, 1996

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                   MORGAN STANLEY EMERGING MARKETS FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     This statement is furnished by the Board of Directors of Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, June 5, 1996, at 9:30 A.M. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 17, 1996.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of Directors and FOR the other proposals, except for the stockholder proposal, which management will vote against. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Meeting.

     The close of business on April 26, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 22,794,370 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MORGAN STANLEY EMERGING MARKETS FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank, N.A. ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank is One Chase Manhattan Plaza, New York, New York 10081 and the business address of Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Annual Meeting and against the stockholder proposal mentioned in Item 3 of the Notice of Annual Meeting.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Peter J. Chase, David B. Gill and Warren J. Olsen as Class I Directors.

     On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by MSAM (except Morgan Stanley India Investment Fund, Inc.) also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as Class I directors of such other investment companies the same people nominated to be Class I Directors of the Fund. Accordingly, if elected, all of the nominees for Directors of the Fund also will act as directors of The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., The Malaysia Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., The Pakistan Investment Fund, Inc., The Thai Fund, Inc. and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board believes that this arrangement enhances the ability of the Directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including MSAM and the administrators, transfer agents, custodians and accountants for the MSAM closed-end funds.

     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I consists of Peter J. Chase, David B. Gill and Warren J. Olsen. Class II consists of John W. Croghan, Graham
E. Jones and Frederick B. Whittemore. Class III consists of Barton M. Biggs, John A. Levin and William G. Morton, Jr. Only the Directors in Class I are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently John W. Croghan, John A. Levin and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Chairman of the Audit Committee is Mr. Levin. The Audit Committee met twice during the fiscal year ended December 31, 1995. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were five meetings of the Board of Directors held during the fiscal year ended December 31, 1995. For the fiscal year ended December 31, 1995, each current Director, during his tenure, attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and executive officers of the Fund is set forth below:

                                                                                         COMMON
                                                                                          STOCK         SHARE
                                                                                       BENEFICIALLY  EQUIVALENTS
                                                                                       OWNED AS OF   OWNED UNDER
                                 POSITION WITH       PRINCIPAL OCCUPATIONS              APRIL 26,    DEFERRED FEE
NAME AND ADDRESS                   THE FUND          AND OTHER AFFILIATIONS      AGE     1996**      ARRANGEMENTS+  PERCENTAGE
- ------------------------------- --------------- -------------------------------- ---   -----------   ------------   -------
Barton M. Biggs*............... Director and    Chairman, Director and Managing  63            0            --        ***
  1221 Avenue of the Americas     Chairman of     Director of Morgan Stanley
  New York, New York 10020        the Board       Asset Management Inc. and
                                  since 1993      Chairman and Director of
                                                  Morgan Stanley Asset
                                                  Management Limited; Managing
                                                  Director of Morgan Stanley &
                                                  Co. Incorporated; Director of
                                                  Morgan Stanley Group Inc.;
                                                  Member of the Investment
                                                  Advisory Council of The
                                                  Thailand Fund; Director of the
                                                  Rand McNally Company; Member
                                                  of the Yale Development Board;
                                                  Director and Chairman of the
                                                  Board of sixteen U.S.
                                                  registered investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
Peter J. Chase................. Nominee;        Chairman and Chief Financial     63          500             0        ***
  144 Paseo De Peralta            Director        Officer, High Mesa
  Santa Fe, New Mexico 87501      since 1995      Technologies, LLC; Chairman of
                                                  CGL, Inc.; Director of twelve
                                                  U.S. registered investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.;
                                                  Member of the Investment
                                                  Advisory Council of The
                                                  Thailand Fund.

                                                                                         COMMON
                                                                                          STOCK         SHARE
                                                                                       BENEFICIALLY  EQUIVALENTS
                                                                                       OWNED AS OF   OWNED UNDER
                                 POSITION WITH       PRINCIPAL OCCUPATIONS              APRIL 26,    DEFERRED FEE
NAME AND ADDRESS                   THE FUND          AND OTHER AFFILIATIONS      AGE     1996**      ARRANGEMENTS+  PERCENTAGE
- ------------------------------- --------------- -------------------------------- ---   -----------   ------------   -------
John W. Croghan................ Director        Chairman of Lincoln Capital      65       70,000           834        ***
  200 South Wacker Drive          since 1991      Management Company; Director
  Chicago, Illinois 60606                         of St. Paul Bancorp, Inc. and
                                                  Lindsay Manufacturing Co.;
                                                  Director of twelve U.S.
                                                  registered investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
                                                  Previously Director of
                                                  Blockbuster Entertainment
                                                  Corporation.
David B. Gill.................. Nominee;        Director of twelve U.S.          69        2,184           648        ***
  3042 Cambridge Place, N.W.      Director        registered investment companies
  Washington, D.C. 20007          since 1991      managed by Morgan Stanley
                                                  Asset Management Inc.;
                                                  Director of the Mauritius Fund
                                                  Limited; Director of Moneda
                                                  Chile Fund Limited; Member of
                                                  the Investment Advisory
                                                  Council of the Thailand Fund;
                                                  Chairman of the Advisory Board
                                                  of Advent Latin American
                                                  Private Equity Fund; Chairman
                                                  and Director of Norinvest
                                                  Bank; Director of Surinvest
                                                  International Limited;
                                                  Director of National Registry
                                                  Company. Previously Director
                                                  of Capital Markets Department
                                                  of the International Finance
                                                  Corporation; Trustee,
                                                  Batterymarch Finance
                                                  Management; Chairman and
                                                  Director of Equity Fund of
                                                  Latin America S.A. and
                                                  Director of Commonwealth
                                                  Equity Fund Limited; and
                                                  Director of Global Securities,
                                                  Inc.
Graham E. Jones................ Director        Senior Vice President of BGK     63          500           179        ***
  P.O. Box 428                    since 1995      Properties; Trustee of nine
  Arroyo Seco, New Mexico 87514                   funds managed by Weiss, Peck &
                                                  Greer; Trustee of eleven funds
                                                  managed by Morgan Grenfell
                                                  Capital Management
                                                  Incorporated; Director of
                                                  twelve U.S. registered
                                                  investment companies managed
                                                  by Morgan Stanley Asset
                                                  Management Inc.; Member of the
                                                  Investment Advisory Council of
                                                  The Thailand Fund. Previously
                                                  Chief Financial Officer of
                                                  Practice Management Systems,
                                                  Inc.

                                                                                         COMMON
                                                                                          STOCK         SHARE
                                                                                       BENEFICIALLY  EQUIVALENTS
                                                                                       OWNED AS OF   OWNED UNDER
                                 POSITION WITH       PRINCIPAL OCCUPATIONS              APRIL 26,    DEFERRED FEE
NAME AND ADDRESS                   THE FUND          AND OTHER AFFILIATIONS      AGE     1996**      ARRANGEMENTS+  PERCENTAGE
- ------------------------------- --------------- -------------------------------- ---   -----------   ------------   -------
John A. Levin.................. Director        President of John A. Levin &     57        4,000            59        ***
  One Rockefeller Plaza           since 1995      Co., Inc.; Director of thirteen
  New York, New York 10020                        U.S. registered investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
William G. Morton, Jr.......... Director        Chairman and Chief Executive     59          200             0        ***
  1 Boston Place                  since 1995      Officer of Boston Stock
  Boston, Massachusetts 02108                     Exchange; Director of Tandy
                                                  Corporation; Director of
                                                  twelve U.S. registered
                                                  investment companies managed
                                                  by Morgan Stanley Asset
                                                  Management Inc.
Warren J. Olsen*............... Nominee;        Principal of Morgan Stanley &    39        1,561            --        ***
  1221 Avenue of the Americas     Director        Co. Incorporated and Morgan
  New York, New York 10020        and             Stanley Asset Management Inc.;
                                  President       Director and officer of
                                  since 1991      sixteen U.S. registered
                                                  investment companies managed
                                                  by Morgan Stanley Asset
                                                  Management Inc.
Frederick B. Whittemore*....... Director and    Advisory Director of Morgan      65            0            --        ***
  1585 Broadway                   Vice-Chairman   Stanley & Co. Incorporated;
  New York, New York 10036        since 1995      Chairman for the United States
                                                  National Committee for Pacific
                                                  Economic Cooperation; Director
                                                  and Vice-Chairman of fifteen
                                                  U.S. registered investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
                                                  Previously Managing Director
                                                  of Morgan Stanley & Co.
                                                  Incorporated.
James W. Grisham*.............. Vice President  Principal of Morgan Stanley &    54          274            --        ***
  1221 Avenue of the Americas     since 1991      Co. Incorporated and Morgan
  New York, New York 10020                        Stanley Asset Management Inc.;
                                                  Officer of various investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
Harold J. Schaaff, Jr.*........ Vice President  Principal of Morgan Stanley &    35            0            --        ***
  1221 Avenue of the Americas     since 1991      Co. Incorporated and Morgan
  New York, New York 10020                        Stanley Asset Management Inc.;
                                                  General Counsel and Secretary
                                                  of Morgan Stanley Asset
                                                  Management Inc.; Officer of
                                                  various investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.

                                                                                         COMMON
                                                                                          STOCK         SHARE
                                                                                       BENEFICIALLY  EQUIVALENTS
                                                                                       OWNED AS OF   OWNED UNDER
                                 POSITION WITH       PRINCIPAL OCCUPATIONS              APRIL 26,    DEFERRED FEE
NAME AND ADDRESS                   THE FUND          AND OTHER AFFILIATIONS      AGE     1996**      ARRANGEMENTS+  PERCENTAGE
- ------------------------------- --------------- -------------------------------- ---   -----------   ------------   -------
Joseph P. Stadler*............. Vice President  Vice President of Morgan Stanley 41            0            --        ***
  1221 Avenue of the Americas     since 1991      & Co. Incorporated and Morgan
  New York, New York 10020                        Stanley Asset Management Inc.;
                                                  Officer of various investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
                                                  Previously with Price
                                                  Waterhouse LLP.
Valerie Y. Lewis*.............. Secretary since Vice President of Morgan Stanley 40            0            --        ***
  1221 Avenue of the Americas     1991            & Co. Incorporated and Morgan
  New York, New York 10020                        Stanley Asset Management Inc.;
                                                  Officer of various investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
                                                  Previously with Citicorp.
James R. Rooney................ Treasurer since Assistant Vice President and     37            0            --        ***
  73 Tremont Street               1994            Manager of Fund
  Boston, Massachusetts 02108                     Administration, Chase Global
                                                  Funds Services Company;
                                                  Officer of various investment
                                                  companies managed by Morgan
                                                  Stanley Asset Management Inc.
                                                  Previously Assistant Vice
                                                  President and Manager of Fund
                                                  Compliance and Control,
                                                  Scudder Stevens & Clark Inc.
                                                  and Audit Manager, Ernst &
                                                  Young LLP.
Joanna M. Haigney.............. Assistant       Supervisor, Fund Administration, 29            0            --        ***
  73 Tremont Street               Treasurer       Chase Global Funds Services
  Boston, Massachusetts 02108     since 1995      Company; Officer of various
                                                  investment companies managed
                                                  by Morgan Stanley Asset
                                                  Management Inc. Previously
                                                  Audit Supervisor, Coopers &
                                                  Lybrand LLP.
                                                                                       -----------       -----      -------
All Directors and Officers as a Group...........................................          79,219         1,720        ***
                                                                                       ===========   ============   =======

- ---------------

  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is chairman, director and managing director of the Manager, and Messrs. Olsen, Grisham, Schaaff and Stadler and Ms. Lewis are officers of the Manager. Mr. Whittemore is an Advisory Director of Morgan Stanley & Co. Incorporated, an affiliate of the Manager and a registered broker-dealer, and he owns a beneficial interest in the Morgan Stanley Group Inc.
 ** This information has been furnished by each Director and officer.
*** Less than 1%.
  + Indicates share equivalents owned by the Directors and held in bookkeeping accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates, in addition to certain out-of-pocket expenses, an annual fee of $6,000. Each of the members of the Fund's Audit Committee receives an additional fee of $1,100 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1995 were approximately $117,000.

     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director defers to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, John W. Croghan, David B. Gill, Graham E. Jones and John A. Levin are the only Directors who have entered into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid or payable by the Fund to each of its Directors, as well as the total compensation paid to each Director by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates, (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1995.

                                              PENSION OR              TOTAL          NUMBER OF FUNDS
                           AGGREGATE          RETIREMENT          COMPENSATION       IN FUND COMPLEX
                          COMPENSATION     BENEFITS ACCRUED     FROM THE FUND AND       FOR WHICH
                            FROM THE        AS PART OF THE      FUND COMPLEX PAID       DIRECTOR
     NAME OF DIRECTOR      FUND(2)(3)      FUND'S EXPENSES      TO DIRECTOR(2)(4)       SERVES(5)
- --------------------------------------   --------------------   -----------------   -----------------
Barton M. Biggs(1)           $    0              None                $     0                 16
Frederick B. Whittemore(1)         0             None                 28,254                 15
Warren J. Olsen(1)                0              None                      0                 16
Peter J. Chase                3,000              None                 47,300                 12
John W. Croghan              11,761              None                 48,645                 12
Madhav Dhar(6)                    0              None                      0                  1
David B. Gill                10,545              None                 46,719                 12
Gerard E. Jones               6,100              None                 78,822                  9
Graham E. Jones               3,044              None                 47,673                 12
John A. Levin                 3,550              None                 49,546                 13
William G. Morton, Jr.        3,550              None                 48,400                 12
Oscar Schafer(6)              7,016              None                 10,467                  2

- ---------------

(1) "Interested persons" of the Fund within the meaning of the 1940 Act. Messrs. Biggs and Olsen do not receive any compensation from the Fund or any other investment company in the Fund Complex for their services as a director of such investment companies.

(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended December 31, 1995, regardless of whether such amounts were actually received by the Directors during such fiscal year.

(3) Mr. Croghan earned $11,761, Mr. Gill earned $10,545 and Mr. Graham E. Jones earned $1,269 in deferred compensation from the Fund, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1995. Such amounts are included in these Directors' respective aggregate compensations from the Fund reported in this table.

(4) Mr. Croghan earned $35,657, Mr. Gill earned $26,719, Mr. Gerard E. Jones earned $21,723 and Mr. Levin earned $21,796 in deferred compensation from the Fund and the Fund Complex, pursuant to the deferred fee arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1995. Such amounts are included in these Directors' respective aggregate compensations from the Fund and the Fund Complex reported in this table.

(5) Indicates the total number of boards of directors of investment companies in the Fund Complex on which the Director served at any time during the fiscal year ended December 31, 1995.

(6) Mr. Dhar served as Director until the expiration of his term on June 26, 1995. Messrs. Gerard E. Jones and Schafer served as Directors until their resignations, which became effective on June 26, 1995. As of the date hereof, Mr. Gerard E. Jones serves as a director on four, and Messrs. Dhar and Schafer do not serve as directors on any, boards of directors of investment companies in the Fund Complex.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the

Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. Certain Forms 3 -- Initial Statement of Beneficial Ownership of Securities and 5 -- Annual Statement of Beneficial Ownership of Securities were filed late by management of the Fund, which had undertaken to file such forms on behalf of the Directors and officers of the Fund. A Form 3 was filed late for each of Messrs. Chase, Croghan, Gill, Graham E. Jones, Levin and Whittemore. A Form 5 was filed late for Mr. Biggs with respect to two transactions in the shares of the Fund.

     The election of Messrs. Chase, Gill and Olsen requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to stockholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                              STOCKHOLDER PROPOSAL

     From time to time the individual stockholders of the Fund may submit proposals which they believe should be voted upon by the stockholders. This year, the following proposal has been submitted. It was accompanied by a supporting statement and notice of intention to present the proposal for action at the Annual Meeting.

     The stockholder proponent must appear personally or by proxy at the Annual Meeting to present his proposal for action. Approval of the stockholder proposal requires an affirmative vote of the majority of the votes cast. Unless marked to the contrary, proxies received will be voted against the stockholder proposal.

PROPOSAL NO. 3

     Mr. Robert LaNeil Schaefer, 345 Lincoln Avenue, #1124, Amherst, Massachusetts 01002-1937, has given notice that he intends to present for action at the Meeting the following proposal:

     "Whereas:

          1. Rights offerings significantly reduce the net asset value per share of the Fund (for example over a one dollar decrease for the 1995 offering).

          2. Rights offerings largely increase the supply of the funds shares and, therefore, by the law of supply and demand, rights offerings exert a significant downward pressure on the market price of the Fund's shares.

          3. In my opinion, rights offerings are increasing the size of the Fund to the point where it becomes very difficult for the Fund to invest in smaller and better valued emerging stock markets.

          4. In my opinion, rights offerings usually are made after the market price of a fund's shares has been on a significant uptrend and is quite possibly near a significant downtrend.

          5. In my opinion, rights offerings are proposed by management for the primary purpose of increasing their total management fees.

          6. Rights offerings tend to coerce present shareholders to buy more shares.

          7. Rights offerings usually have a sales load of around 4% on new shares purchased, while shares purchased on the open market do not have a sales load.

          8. When a shareholder exercises or sells rights, he or she usually must pay an additional brokerage commission or fee.

          9. Rights offerings cause major tax accounting difficulties for many shareholders.

          10. Management has initiated two rights offerings between May 1993 and June 1995, and this is a much higher frequency than the average closed-end fund.

     Therefore, it is requested and recommended that the Board of Directors of the Fund take the steps necessary, including amendment of the Fund's existing Charter and/or Bylaws, to ensure that there will be no rights offerings by the Fund at anytime in the future."

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL NO. 3 FOR THE FOLLOWING REASONS:

     Rights offerings are one of the means for a registered investment company, such as the Fund, to raise additional capital for purposes of taking advantage of investment opportunities when market conditions warrant. Management of the Fund believes that rights offerings can reward the Fund's existing stockholders by giving them the opportunity to purchase additional shares of Common Stock at a price below market and net asset value and invest the proceeds (net of offering expenses) at a time when market opportunities are, in the opinion of management, available to enhance stockholder return.

     The Fund will only conduct a rights offering if the Board of Directors believes that there are compelling reasons for such an offering and that the offering is in the best interests of the Fund and its stockholders. Additionally, contrary to the stockholder's assertions, the Board of Directors of the Fund could not, without violating its fiduciary duties to the Fund and its stockholders, conduct a rights offering for the primary purpose of increasing the fees of the Manager. Furthermore, if the Board of Directors believed that increasing the assets of the Fund would make it difficult for the Fund to invest its assets in a manner beneficial to the stockholders of the Fund, the Board would not approve a rights offering.

     The Fund believes that the decision to raise additional capital through rights offerings is properly left to the Board of Directors which, in the Fund's opinion, can effectively evaluate and consider numerous factors, including market conditions, investment opportunities available to the Fund and the interests of the stockholders of the Fund. Furthermore, leaving the decision to the Board of Directors provides the necessary flexibility to allow the Fund to act quickly to take advantage of any such investment opportunities.

     As an alternative to a rights offering, a registered investment company can, under certain conditions, conduct a secondary offering of its shares. However, a secondary offering does not ensure that stockholders will be able to purchase any of the shares being offered and entails significant additional risks due to the requirements imposed under the 1940 Act. For example, in order for a secondary offering to be successfully completed, the Fund's shares need to be trading at a significant premium to the net asset value of such shares during the offering period. If the premium at which such shares were trading declines to an unacceptable level at any time prior to the closing of the offering, there would be a substantial risk that the offering would not be completed, resulting in a substantial cost to the Fund.

     The stockholder's proposal, if implemented by the Board of Directors, would diminish the Fund's ability to act upon market conditions and available opportunities. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" THIS PROPOSAL NO. 3, AND YOUR PROXY WILL BE SO VOTED IF THE PROPOSAL IS PRESENTED UNLESS YOU SPECIFY OTHERWISE.

     Approval of this proposal, if properly presented, requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following person owned beneficially more than 5% of the Fund's outstanding shares at April 26, 1996:

        NAME AND ADDRESS OF                 AMOUNT AND NATURE OF             PERCENT
         BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP            OF CLASS
- -----------------------------------  -----------------------------------    ---------
Morgan Stanley Group Inc.*.........  1,294,950 shares, with shared             8.08%
1585 Broadway                        voting power and shared dispositive
New York, New York 10036             power; 546,977 shares, with no
                                     voting power and shared dispositive
                                     power.**

- ---------------

 * Includes 1,171,724 shares held by Morgan Stanley & Co. Incorporated, which comprise 5.14% of shares outstanding.

** Based on a Schedule 13G filed by Morgan Stanley Group Inc. with the
   Commission on February 12, 1996.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1997 must be received by the Fund on or before January 21, 1997, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                              VALERIE Y. LEWIS
                                              Secretary

Dated: May 17, 1996

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        MORGAN STANLEY EMERGING MARKETS FUND, INC.

P                        C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                               1221 AVENUE OF THE AMERICAS
R                               NEW YORK, NEW YORK  10020

O              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

X         The undersigned hereby constitutes and appoints WARREN J. OLSEN,
     VALERIE Y. LEWIS and HAROLD J. SCHAAFF, JR., and each of them, as proxies
Y for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 26, 1996 at the Annual Meeting of Stockholders to be held on June 5, 1996, and at any adjournment thereof.

          The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 17, 1996.

            (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)

                                  -----------
                                  SEE REVERSE
                                      SIDE
                                  -----------

/X/ PLEASE MARK
    YOUR VOTES AS
    IN THIS EXAMPLE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE CLASS I NOMINEES AND IN FAVOR OF PROPOSAL NO. 2 AND AGAINST PROPOSAL NO. 3. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT SHOULD SIGN.

                         FOR        WITHHELD
1.  Election of          / /          / /
    the following
    nominees as
    Directors:

    Class I Nominees: Peter J. Chase, David B. Gill
                      and Warren J. Olsen


- --------------------------------------------------------------------------------
For all nominees except as noted above


MARK HERE FOR
ADDRESS CHANGE      / /
AND NOTE BELOW

                                                    FOR     AGAINST     ABSTAIN
2.  Ratification of the selection of Price          / /        / /        / /
    Waterhouse LLP as independent accountants.

3.  Stockholder proposal requesting and             / /        / /        / /
    recommending that the Board of Directors take the necessary steps to ensure that there will be no further rights offerings by the Fund at any time in the future.

4. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.


When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. if a corporation, please sign full corporate name by authorized officer and indicate the signer's office. if a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE(S) _____________________________________________ DATE _________,  1996